SUBSEQUENT EVENT (Details) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended
	Feb. 19, 2020	Jan. 31, 2020	Dec. 31, 2019
Per share price			$ 12
Subsequent Event [Member]
Ordinary shares issued	2,091,908
Per share price	$ 11.00
Number of additional ordinary shares option	1,673,525
Exercise price	$ 14
Net proceeds	$ 21,500	$ 21,500
Subsequent Event [Member] | Private Placement [Member]
Ordinary shares issued	454,628
Number of additional ordinary shares option	363,702
Net proceeds	$ 5,000	$ 5,000